    As filed with the Securities and Exchange Commission on October 15, 2002

                                           Registration Statement No. 333-88339
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                       WILLIAMS COMMUNICATIONS GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

              DELAWARE                                   73-1462856
(State or Other Jurisdiction of                      (I.R.S. Employer
Incorporation or Organization)                     Identification Number)

                       WILLIAMS COMMUNICATIONS GROUP, INC.
                              ONE TECHNOLOGY CENTER
                                 TULSA, OK 74103
                                 (918) 547-6000

  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                               KATHRYN J. KINDELL
                       WILLIAMS COMMUNICATIONS GROUP, INC.
                              ONE TECHNOLOGY CENTER
                                 TULSA, OK 74103
                                 (918) 547-6000

 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent For Service)

                                   Copies To:
                                  CORINNE BALL
                           Jones, Day, Reavis & Pogue
                              222 East 41st Street
                             New York, NY 10017-6702
                                 (212) 326-3939



         Approximate date of commencement of proposed sale to the public: FROM TIME TO TIME AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT, AS DETERMINED BY MARKET CONDITIONS AND OTHER FACTORS.

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]




--------------------------------------------------------------------------------

         Pursuant to the Registrant's undertaking in Item 17 of Part II of this Registration Statement, the Registrant hereby withdraws from registration such indeterminate amount of securities as remain unsold under the Registration Statement.

                                   Signatures

         Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that, at the time of the original filing of the Registration Statement, it met all of the requirements for filing on Form S-8, and it has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, the State of Oklahoma, on October 14, 2002.


                                           WILLIAMS COMMUNICATIONS GROUP, INC.



                                           By: /s/ KATHRYN J. KINDELL
                                              ---------------------------------
                                                Kathryn J. Kindell
                                                Attorney-in-fact

         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below on behalf of Williams Communications Group, Inc. by the following persons in the capacities and on the dates indicated.


SIGNATURE                                TITLE                                            DATE
/s/ HOWARD E. JANZEN                     President and Chief Executive Officer
------------------------------------     (Principal Executive Officer)                    October 14, 2002
Howard E. Janzen

/s/ SCOTT E. SCHUBERT                    Chief Financial and Corporate Services
------------------------------------     Officer (Principal Financial Officer)            October 14, 2002
Scott E. Schubert


/s/ JOHN A. CRAIG                        Director                                         October 14, 2002
------------------------------------
John A. Craig


/s/ JULIUS W. ERVING II                  Director                                         October 14, 2002
------------------------------------
Julius W. Erving II


/s/ HOWARD E. JANZEN                     Director                                         October 14, 2002
------------------------------------
Howard E. Janzen


/s/ ROBERT W. LAWLESS                    Director                                         October 14, 2002
------------------------------------
Robert W. Lawless


/s/ PETER C. MEINIG                      Director                                         October 14, 2002
------------------------------------
Peter C. Meinig

/s/ MORGAN E. O'BRIEN                    Director                                         October 14, 2002
------------------------------------
Morgan E. O'Brien


/s/ H. BRIAN THOMPSON                    Director                                         October 14, 2002
------------------------------------
H. Brian Thompson

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                  DESCRIPTION
------                  -----------
24                      Power of Attorney